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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K
                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



Date of Report (date of earliest event reported) December 16, 1996


                             PictureTel Corporation
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               (Exact name of registrant as specified in charter)

    DELAWARE                         1-9434                           04-2835972
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(State or other                   (Commission                      (IRS Employer
jurisdiction of incorporation)    File Number)            Identification Number)

                      100 Minuteman Road, Andover, MA 01810
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                    (Address of principal executive offices)

Registrant's telephone number, including area code (508) 292-5000


(Former name or former address, if changed since last report)


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Item 5.  Other Events


         On December 16, 1996 the Company issued a press release reporting that Stephen Crummey, the Vice President of Worldwide Sales, would be leaving the Company in January 1997 and that Tom Pesut would become acting vice president of worldwide sales.



Financial Statements and Exhibits

(a)      Financial Statements of business acquired:

Not applicable

(b)      Pro Forma financial information

Not applicable

(c)      Exhibits:

(10)(a) Press Release dated December 16, 1996


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                                   SIGNATURES


Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                             PictureTel Corporation
                                             (Registrant)

                                             By    /s/ Les B. Strauss
                                                   Les B. Strauss
                                                   Vice President, Finance


                                             Date: December 17, 1996


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                                  EXHIBIT INDEX

Exhibit No.

(10)(a) Press Release dated December 16, 1996